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                                                                   Exhibit 10.15

                        FY2003 NEBS EXECUTIVE BONUS PLAN
                         (Effective as of July 1, 2002)

     This Executive Bonus Plan (the "Plan") was adopted by the Board of Directors of New England Business Service, Inc. (the "Company") on August 2, 2002 upon the recommendation of its Organization and Compensation Committee for the purpose of providing incentive compensation for the senior executives and managers of the Company and its subsidiaries. This Plan shall be governed by the following definitions and calculations.

I. Participants. The participants in the Plan for the 2003 fiscal year of the Company (the "Year") and their respective target bonus percentages shall be as follows:

     A.   Officers of the Company.

          Chairman and Chief Executive Officer                              70%

          President and Chief Operating Officer                             70%

          Executive Vice President, Chief Financial Officer and Treasurer   60%

          Senior Vice President and President, Diversified Operations       60%

          Senior Vice President and President, NEBS Direct Marketing        60%

          Senior Vice President and President, Chiswick                     60%

          Senior Vice President and President, PremiumWear                  60%

          Senior Vice President, Information Systems                        60%

          Senior Vice President, Human Resources                            60%

          Senior Vice President, Manufacturing and Technical Operations     60%

          Vice President, Business Management and Development               60%

          Vice President, Controller                                        50%

          Vice President, General Counsel and Secretary                     50%



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     B.   CEOs of Subsidiaries.

          President and Chief Executive, NEBS Business Products, Ltd.       40%

II. Target Bonus. The target bonus payable to a participant with respect to the Year shall be an amount arrived at by multiplying his base salary at the end of the Year by his target bonus percentage.

III. Actual Bonus. The actual bonus of each participant shall be calculated based on actual results vs. targeted objectives. No bonus shall be paid if the Company's pre-tax, pre-bonus earnings for the Year is less than 80% of the targeted pre-tax, pre-bonus earnings objective unless, in the judgement of the Organization and Compensation Committee, prevailing business and global economic conditions and/or the performance of certain business units merit consideration.

     A. Chairman and Chief Executive Officer; President and Chief Operating Officer.

          The actual bonus of these participants shall be the sum of the following:

          (a) 14% of his base salary at the attainment of 90% of the targeted consolidated net sales for the Year; and

          (b) Each 1% by which consolidated net sales are more than 90% up to 110% of the targeted consolidated net sales for the Year equals 1.4% of his base salary, plus each 1% by which consolidated net sales are more than 110% of the targeted consolidated net sales for the Year equals 0.7% of his base salary; and

          (c) 14% of his base salary at the attainment of 90% of the targeted pre-tax, pre-bonus earnings for the Year; and

          (d) Each 1% by which targeted pre-tax, pre-bonus earnings is more than 90% up to 110% of the targeted pre-tax, pre-bonus earnings for the Year equals 1.4% of his base salary, plus each 1% by which targeted pre-tax, pre-bonus earnings is more than 110% of the targeted pre-tax, pre-bonus earnings for the Year equals 0.7% of his base salary; and

          (e) Up to 14% of his base salary based on his attainment of certain personal objectives established by the Organization and Compensation Committee, as determined by the latter.


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     B.   Executive Vice President, Chief Financial Officer and Treasurer;
          Senior Vice President, Human Resources; Senior Vice President, Information Systems; Senior Vice President, Manufacturing and Technical Operations.

          The actual bonus of these participants shall be the sum of the following:

          (a) 12% of his/her base salary at the attainment of 90% of the targeted consolidated net sales for the Year; and

          (b) Each 1% by which consolidated net sales are more than 90% up to 110% of the targeted consolidated net sales for the Year equals 1.2% of his/her base salary, plus each 1% by which consolidated net sales are more than 110% of the targeted consolidated net sales for the Year equals 0.6% of his/her base salary; and

          (c) 12% of his/her base salary at the attainment of 90% of the targeted pre-tax, pre-bonus earnings for the Year; and

          (d) Each 1% by which pre-tax, pre-bonus earnings is more than 90% up to 110% of the targeted pre-tax, pre-bonus earnings for the Year equals 1.2% of his/her base salary, plus each 1% by which pre-tax, pre-bonus earnings is more than 110% of the targeted pre-tax, pre-bonus earnings for the Year equals 0.6% of his/her base salary; and

          (e) Up to 12% of the base salary of the Executive Vice President, Chief Financial Officer based on the degree of his/her attainment of certain personal objectives established by the Chairman and Chief Executive Officer, as determined by the latter.

          (f) Up to 12% of the base salary of the Senior Vice President, Human Resources, Senior Vice President, Information Systems and the Senior Vice President, Manufacturing and Technical Operations based on the degree of his/her attainment of certain personal objectives established by the President and Chief Operating Officer, as determined by the latter.

     C. Senior Vice President and President, Diversified Operations; Senior Vice President and President, NEBS Direct Marketing; Senior Vice President and President, Chiswick; Senior Vice President and President, PremiumWear; Vice President, Business Management and Development.

          The actual bonus of these participants shall be the sum of the following:

          (a) 9.0% of his base salary at the attainment of 90% of the targeted pre-tax, pre-bonus earnings for the Year; and


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          (b)  Each 1% by which pre-tax, pre-bonus earnings is more than 90% up to 110% of the targeted pre-tax, pre-bonus earnings for the Year equals 0.9% of his base salary, plus each 1% by which pre-tax, pre-bonus earnings is more than 110% of the targeted pre-tax, pre-bonus earnings for the Year equals 0.45% of his base salary, and

          (c) 7.5% of his base salary at the attainment of 90% of the targeted channel net sales for the Year; and

          (d) Each 1% by which channel net sales are more than 90% up to 110% of the targeted channel net sales for the Year equals 0.75% of his base salary, plus each 1% by which channel net sales are more than 110% of the targeted channel net sales for the Year equals
               0.375 of his base salary; and

          (e) 7.5% of his base salary at the attainment of 90% of the targeted channel profit from operations for the Year; and

          (f) Each 1% by which channel profit from operations is more than 90% up to 110% of the targeted channel profit from operations for the Year equals 0.75% of his base salary, plus each 1% by which channel profit from operations is more than 110% of the targeted channel profit from operations for the Year equals 0.375% of his base salary; and

          (g) Up to 12% of his base salary based on his attainment of certain personal objectives established by the President and Chief Operating Officer, as determined by the latter.

          (h) If channel profit from operations is less than 80% of the targeted channel profit from operations for the Year the participant will only be eligible for payments under paragraphs
               (a), (b) and (g) above.

     D.   Vice President, Controller; Vice President, General Counsel and
          Secretary.

          The actual bonus of these participants shall be the sum of the following:

          (a) 10% of his base salary at the attainment of 90% of the targeted pre-tax, pre-bonus earnings for the Year; and

          (b) Each 1% by which targeted pre-tax, pre-bonus earnings is more than 90% up to 110% of the targeted pre-tax, pre-bonus earnings for the Year equals 1.0% of his base salary, plus each 1% which targeted


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               pre-tax, pre-bonus earnings is more than 110% of the targeted pre-tax, pre-bonus earnings for the Year equals 0.5% of his base salary; and

          (c) 10% of his base salary at the attainment of 90% of the targeted consolidated net sales for the Year; and

          (d) Each 1% by which consolidated net sales are more than 90% up to 110% of the targeted consolidated net sales for the Year equals 1.0% of his base salary, plus each 1% by which consolidated net sales are more than 110% of the targeted consolidated net sales for the Year equals 0.5% of his base salary; and

          (e) Up to 10% of his base salary based on the degree of his attainment of certain personal objectives established by the Executive Vice President, Chief Financial Officer, as determined by the latter.

     E.   President and Chief Executive, NEBS Business Products Ltd.

          The actual bonus of this participant shall be the sum of the following:

          (a) 5.0% of his base salary at the attainment of 90% of the targeted pre-tax, pre-bonus earnings for the Year; and

          (b) Each 1% by which pre-tax, pre-bonus earnings is more than 95% up to110% of the targeted pre-tax, pre-bonus earnings for the Year equals 0.5% of his base salary, plus each 1% by which pre-tax, pre-bonus earnings is more than 110% of the targeted pre-tax, pre-bonus earnings for the Year equals 0.25% of his base salary; and

          (c) 5.0% of his base salary at the attainment of 90% of targeted channel net sales for the Year; and

          (d) Each 1% by which channel net sales are more than 90% up to 110% of the targeted channel net sales for the Year equals 0.5% of his base salary, plus each 1% by which channel net sales are more than 110% of the targeted channel net sales for the Year equals 0.25% of his base salary; and

          (e) 5.0% of his base salary at the attainment of 90% of the targeted channel profit from operations for the Year; and

          (f) Each 1% by which channel profit from operations is more than 90% up to 110% of the targeted channel profit from operations for the Year equals 0.5% of his base salary, plus each 1% by which channel profit from operations are more than 110% of the targeted channel profit from operations for the Year equals 0.25% of his base salary; and


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          (g)  Up to 10% of his base salary based on the degree of his attainment of certain personal objectives established by the President and Chief Operating Officer, as determined by the latter.

          (h) If channel profit from operations is less than 80% of the targeted channel profit from operation for the Year the participant will only be eligible for payments under paragraphs
               (a), (b) and (g) above.

     IV.  Bonus Payments

     A. For participants with 60% or 70% bonus targets, with the exception of the Senior Vice President and President, PremiumWear: 75% of the gross payment will be in the form of cash; 25% of the gross payment will be in the form of NEBS Stock with a share price which is established at the close of trading on the New York Stock Exchange on the third business day following the issuance of the press release disclosing the Company's financial results for the fourth fiscal quarter of the Year. Cash payment will be made within 60 days after the close of the Year. Stock awarded under the plan will be in the form of Restricted Stock with terms and conditions detailed in the form of a Restricted Stock Agreement attached hereto. Notwithstanding the foregoing, 100% of the bonus of the Senior Vice President and President, PremiumWear will be paid in cash.

     B. For participants with 40% or 50% bonus targets: 75% of the net payment will be in the form of cash; 25% of the net payment will be in the form of NEBS Stock with a share price which is established at the close of trading on the New York Stock Exchange on the third business day following the issuance of the press release disclosing the Company's financial results for the fourth fiscal quarter of the Year. All bonus payments will be made within 60 days after the close of the Year.

     C. At their option and with the authorization of the Chief Executive Officer, participants, other than the Chief Executive Officer and the four next most highly compensated executive officers, may receive their bonus entirely in cash if the payment earned is less than 25% of annualized base salary.



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V.   Certain Definitions and Other Provisions.
     -----------------------------------------

     A. All references to "net" sales shall refer to consolidated net sales of the Company or net sales of the distribution channel or a business unit, as the case may be, as reported or used in calculating the Company's audited consolidated earnings.

     B. For purposes of calculating the actual bonuses, pre-tax, pre-bonus earnings for the Year shall mean such earnings, before taxes and before provision for executive bonuses under this plan, determined in accordance with all of the accounting policies employed in the preparation of the Company's audited financial statements for the Year.

     C. The percentage awarded for the achievement of certain personal objectives will commence when pre-tax, pre-bonus earnings reach 80% of targeted pre-tax, pre-bonus earnings, with an award not greater than 50% of the targeted award. Once 90% of targeted pre-tax, pre-bonus earnings is attained, the percentage awarded may not exceed the percentage awarded for pre-tax, pre-bonus earnings but in no case may exceed 100% of the targeted award for personal objectives.

     D. Actual or targeted pre-tax, pre-bonus earnings; actual or targeted consolidated sales; actual or targeted profit from operations of any business unit or distribution channel; or actual or targeted net sales of any business unit or distribution channel may, at the discretion of the Organization and Compensation Committee, be adjusted to eliminate the effect of (a) either the acquisition or the divestiture by the Company of any subsidiary or division during the Year, and/or (b) the imposition during the Year by Massachusetts or any other state or states of sales taxes on services, materials or supplies purchased by the Company or any subsidiary of the Company the effect of which is not allowed for in the Company's annual budget for the 2002 fiscal year or (c) any abatement of taxes or material increase or decrease in Federal or State corporate tax rates. It is the intention of the Organization and Compensation Committee that any such discretionary adjustment shall be made by it, and shall be announced to the affected participants, promptly after the occurrence of the motivating event, but failure to act promptly shall not deprive the Committee of its power to make such an adjustment at a later date.

     E. Should a participant die, retire, or become totally disabled during the Year, he/she or his/her estate shall be entitled to receive a bonus prorated in accordance with the percentage of his/her annual salary earned from the beginning of the Year up to the date of death, retirement or disability. Should a participant's employment by the Company or a subsidiary business unit be terminated for any other reason, payment of any bonus hereunder for the Year in which such termination occurs is at the sole discretion of the Organization and Compensation Committee.

     F. If a participant assumes a new position during the Year, the Organization and Compensation Committee may make an appropriate adjustment in his target bonus and/or the means of calculating his actual bonus, effective from and after that event.


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     G.   If a Change of Control event (as defined in Paragraph J below) occurs, the Company will within sixty (60) days following such event pay each participant a prorated bonus through the date thereof as hereinafter provided, whereupon this Plan will terminate. The portion of the bonus based on factors other than personal objectives shall becalculated based on a comparison of (i) actual results of the Company through the end of the calendar quarter next preceding the Change in Control event to (ii) the targeted quarterly performance criteria set forth on the schedules attached hereto. The portion of the bonus based on personal objectives will be calculated through the end of the calendar quarter next preceding the Change of Control event to the extent equitable and reasonably practicable in the judgment of the Organization and Compensation Committee. Qualitative measurements for which such calculation is not equitable or reasonably practicable will be disregarded and the percentage of the bonus otherwise allocated thereto under the terms hereof will be reallocated in even percentages to the sales and earnings components of the bonus calculation. After determining the full year bonus based on the extent to which the aforesaid quarterly targets have been achieved, the amount of the full year bonus will be prorated by multiplying the same by a fraction the numerator of which is the number of days between the beginning of the fiscal year and the date of the Change of Control event and the denominator of which would be 365. The determination of the amount of any bonus payable under this paragraph to the Chairman and Chief Executive Officer shall be made by the Organization and Compensation Committee and for all other participants the determination of the amount of any bonus payable shall be made by the Chairman and Chief Executive Officer and in each instance the determination shall be final and binding on the Company and all participants.

     H. In the event of any material, unusual and non-recurring charge to income, purchase or sale of any material business unit by the Company, or other material event affecting the ability of the participants to achieve the performance targets established under this Plan, the Organization and Compensation Committee shall review such performance targets and make such adjustments with respect thereto as it deems reasonable and equitable in light of the purposes of this Plan. Any and all adjustments made by the Organization and Compensation Committee under this paragraph shall be final and binding on the Company and all participants.

     I. The Organization and Compensation Committee may in its discretion may terminate the Plan as of the end of any fiscal quarter. If the Plan is so terminated, the Company shall pay out bonuses to the participants in such amounts as are appropriate and equitable in light of the Company's and participants' performance through the end of such quarter and the targets established hereunder. The determination of the amount of any bonuses payable under this paragraph shall be made by the Organization and Compensation Committee in line with the objectives set for each participant, and its determination shall be final and binding on the Company and all participants.




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     J.   The personal objectives referred to herein and the application of certain provisions hereof are described in the FY03 Scorecard prepared by the Senior Vice President, Human Resources.

     K. A "Change in Control" shall be deemed to have occurred if any of the events set forth in any of the following subparagraphs shall have occurred:

          (1) any Person (as defined below) is or becomes the Beneficial Owner (as defined below), directly or indirectly, of securities of the Company representing 35% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in subparagraph (3) (a) below;

          (2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board of Directors or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office who either were directors on the date this Plan was adopted or whose appointment, election or nomination for election was previously so approved or recommended;

          (3) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with another corporation, other than (a) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company of its Affiliates (as defined below)) representing 35% or more of the combined voting power of the Company's then outstanding securities; or


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          (4)  the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

          For purposes of the foregoing definition of a Change in Control event, the following terms have the meanings indicated below:

          (i) "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Securities Exchange Act of 11934 (the "Exchange Act");

          (ii) "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Exchange Act; and

          (ii) "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any its Affiliates, (C) an underwriter temporarily holding securities Pursuant to an offering of such securities and (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

     L. Nothing contained in this Plan shall confer and no grant of a bonus hereunder shall be construed as conferring, upon any employee any right to continue in the employment of the Company or any subsidiary of the Company or to interfere in any way with the right of the Company or any subsidiary to terminate the employee's employment at any time or increase or decrease his compensation from the rate in existence as of the effective date of this Plan or the granting of any bonus hereunder.

     M.   This Plan shall be effective commencing July 1, 2002.


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                       NEW ENGLAND BUSINESS SERVICE, INC.

                        RESTRICTED STOCK AWARD AGREEMENT

          (New England Business Service, Inc. Stock Compensation Plan)

                                    Preamble

         This restricted stock award agreement (the "Agreement") is made and entered into as of ______________, ______ (the "Date of Grant") by New England Business Service, Inc. (the "Issuer") and _____________________ (the "Executive"), a key employee of the Issuer or a Subsidiary/1/ of the Issuer (hereunder individually and collectively referred to as the "Company").

1.       Shares Subject to the Restricted Stock Award.

         Pursuant to the provisions of the New England Business Service, Inc. Stock Compensation Plan (the "Plan"), as in effect on the Date of Grant, the Issuer hereby grants to the Executive a restricted stock award ("Restricted Stock Award") of _____________ shares of its Stock (the "Awarded Shares"). The Awarded Shares are being issued to the Executive in lieu of twenty-five percent (25%) of the gross bonus awarded to the Executive for the fiscal year ended June ___, ______ (the "Bonus Award") pursuant to the Annual Executive Bonus Plan of the Issuer adopted by the Organization and Compensation Committee of the Board for such fiscal year and are valued for purposes of this Agreement at $________ per share, the Fair Market Value of a share of Stock on the Date of Grant, in accordance with and subject to all the terms and conditions of the Plan and subject to the terms and conditions hereinafter set forth. The Plan and any amendments are hereby incorporated by reference and made a part hereof.

2.       Terms and Conditions of the Restricted Stock Award.

         The issuance of Awarded Shares pursuant to the Restricted Stock Award shall be subject to the following terms and conditions.

         2.1 Withholding Taxes. Notwithstanding anything to the contrary in
Section 2.3(b), the Issuer's obligation to deliver vested Awarded Shares pursuant to this Restricted Stock Award shall be subject to the Executive's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to the Executive any federal, state or local taxes of any kind required by law to be withheld with respect to any Awarded Shares issued pursuant to this Restricted Stock Award. The Executive may satisfy such withholding obligations by having the Company withhold vested and unrestricted Awarded Shares, or by delivering to the Company already owned unrestricted shares of Stock, having a Fair Market Value as of the date of delivery of such unrestricted shares equal to the amount required to be withheld.

         2.2 Vesting, Forfeiture or Early Vesting of Unvested Awarded Shares.

            (a) Unless vested earlier or forfeited as provided in (b) or (c) below, the Awarded Shares shall become vested in the Executive on the third anniversary of the Date of Grant, and shall thereon be released from escrow and delivered to the Executive, subject to the satisfaction of the condition set forth in Section 2.1 above.

-------------
/1/ Capitalized terms not otherwise defined herein are defined in Section 8 below.

            (b) The Awarded Shares shall remain unvested and subject to the restrictions of this Section 2.2 and Section 2.3 until the third anniversary of the Date of Grant (the "Vesting Period"). If the Executive's Service terminates during the Vesting Period, the following shall occur:

                (i) if the Executive ceases to perform Service by reason of death, Disability or Retirement, all Awarded Shares shall thereupon immediately vest in the Executive (or in the case of death, in the person or persons to whom the Awarded Shares pass by will or by the laws of descent and distribution) or his permitted transferees pursuant to Section 2.3(a) and shall no longer be subject to the restrictions of this Section 2.2 and Section 2.3 hereof.

                (ii) If the Executive voluntarily terminates Service or his Service is involuntarily terminated for "cause", as determined in good faith by the Board or Committee (which determination shall be binding on both the Company and the Executive and/or his permitted transferee(s) pursuant to Section 2.3(a)), the Awarded Shares shall thereupon be forfeited in their entirety to the Issuer without any further action by the Issuer or the Executive and for no consideration.

                (iii) If the Executive's Service is involuntarily terminated without cause, the Awarded Shares shall thereupon be forfeited in their entirety to the Issuer without any further action by the Issuer or the Executive and for no consideration; provided, however, that the Committee may, in its sole discretion, waive the forfeiture of all or any portion of the Awarded Shares and such shares shall thereupon immediately vest in the Executive and no longer be subject to the restrictions of this Section 2.2 and Section 2.3 hereof.

            (c) Notwithstanding any of the foregoing, if a Change in Control occurs during the Vesting Period and prior to any forfeiture of all or any portion of the Awarded Shares pursuant to this Section 2.2, all Awarded Shares that were not forfeited by termination of the Executive's Service prior to the occurrence of the Change in Control shall thereupon immediately vest in the Executive and the restrictions of this Section 2.2 and Section 2.3 shall terminate.

         2.3 Restrictions on Transfer and Escrow of Unvested Awarded Shares; Delivery of Vested Shares; Stockholder Rights. The Executive hereby agrees to the following conditions:

            (a) Awarded Shares which are not yet vested may not be sold, hypothecated or otherwise disposed of by the Executive or anyone claiming through him; provided, however, that Awarded Shares may be transferred by the Executive, either directly or in trust, to one or more members of Executive's Family, or to a family partnership or other entity for the exclusive benefit of one or more members of Executive's Family if and only to the extent that (i) the Executive notifies the Committee in writing of his desire to transfer Awarded Shares and the Committee does not within thirty (30) days of such notification advise the Executive in writing that such transfer will not be allowed and (ii) such Family member or trust or family partnership for the benefit thereof executes an agreement to be subject to all of the terms and conditions of this Agreement.

            (b) Awarded Shares which are not yet vested shall be held in escrow by the Issuer. Upon the vesting of any Awarded Shares pursuant to Section 2.2 and the satisfaction of all obligations imposed by Section 2.1, the Issuer shall promptly cause a certificate to be issued for

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the Awarded Shares (or portion thereof which has vested) and shall deliver such certificate to the Executive or his permitted transferee(s) pursuant to Section 2.3(a).

            (c) Subject to the terms hereof, the Executive shall have all the rights of a stockholder with respect to the Awarded Shares while they are held in escrow, and prior to their forfeiture pursuant to Section 2.2, including without limitation, the right to vote the Awarded Shares, except as provided in
(d) below.

            (d) Any dividends declared and paid with respect to the Awarded Shares while they are held in escrow, and prior to their forfeiture pursuant to
Section 2.2, shall not be paid to the Executive but shall instead be automatically reinvested in shares of Stock at the Fair Market Value of a share of Stock on the date of such dividend payment, and such additional shares of Stock shall be deemed additional Awarded Shares (granted, for purposes of Section 2.2 only, on the Date of Grant) and shall be subject to the forfeiture and other provisions of Section 2.2 and this Section 2.3.

         2.4 Investment Representation. The Executive shall hold the Awarded Shares for investment and not with a view to, or for resale in connection with, any public distribution of such Shares, and if requested, shall deliver to the Issuer an appropriate certification to that effect. This restriction shall terminate upon the registration of such Shares under federal securities laws or if, in the opinion of counsel for the Issuer, such Shares may be resold without registration.

         2.5 Provision of Information. The Issuer will furnish upon request of the Executive copies of the certificate of incorporation of the Issuer, as amended, and by-laws of the Issuer, as amended, and such publicly available financial and other information concerning the Issuer and its business and prospects as may be reasonably requested by the Executive in connection with the issuance or purchase of Awarded Shares pursuant to this Agreement.

         2.6 Compliance with the Plan. The Executive shall comply with all terms and conditions of the Plan (a copy of which is attached hereto) and of this Agreement. All decisions under, and interpretations of, the provisions of the Plan and of this Agreement by the Board or by the Committee shall be final, binding and conclusive upon the Company and its successors and assigns and upon the Executive and anyone claiming through the Executive.

3.       Right to Terminate.

         Nothing contained in the Plan or in this Agreement shall restrict the right of the Company to terminate the employment of the Executive at any time and for any reason, with or without notice, or shall otherwise affect the terms and conditions of the Executive's employment except as specifically provided in either the Plan or in this Agreement.

4.       Adjustment in Shares.

         Appropriate adjustment shall be made by the Board or by the Committee in the number and kind of the Awarded Shares issued pursuant to this Restricted Stock Award to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Issuer after the Date of Grant. In the event of a change of the Stock resulting from a merger or similar reorganization as to which the Issuer is the surviving corporation, or sale of all or substantially all of the assets of Issuer to a corporation that does not result in a Change in Control, the number and kind of the Awarded Shares issued pursuant to this

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Agreement shall be appropriately adjusted in such a manner as the Board or the
Committee shall deem equitable to prevent dilution or enlargement of the rights granted hereunder.

5.       Restrictions on Transfer of Stock.

         The Awarded Shares shall be subject to any restrictions then in effect pursuant to the certificate of incorporation or by-laws of the Issuer and to any other restrictions or provisions attached hereto and made a part hereof or set forth in any other contract or agreement binding on the Executive.

6.       Notice Concerning Tax Matters.

         The Company makes no representation about the tax treatment to the Executive with respect to the receipt of the Restricted Stock Award or the acquisition, holding or disposition of the Awarded Shares. The Executive is urged to consult a professional tax adviser of his or her own choosing for advice as to the tax consequences (including the application of Section 83 of the Code) of receiving a Restricted Stock Award or of holding or selling Awarded Shares issued pursuant to this Agreement.

7.       Governing Law; Etc.

         This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law, and applicable federal law. This Agreement shall be binding upon and inure to the benefit of the heirs and legal representatives of the Executive and the successors and assigns of the Issuer, but shall not be assigned by the Executive at any time, except as otherwise permitted by Section 2.3(a) hereof, without the prior written permission of the Issuer.

8.       Definitions.


         8.1 "Affiliate" has the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.


         8.2 "Agreement" has the meaning defined in the Preamble above.


         8.3 "Awarded Shares" has the meaning defined in Section 1 above.


         8.4 "Beneficial Owner" has the meaning set forth in Rule 13d-3 under the Exchange Act.


         8.5 "Board" means the Board of Directors of the Issuer.


         8.6 "Bonus Award" has the meaning set forth in Section 1 above.


         8.7 "Change in Control" means the occurrence of any of the following events:


            (a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Issuer representing 35% or more of either the then outstanding shares of common stock of the Issuer or the combined voting power of the Issuer's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in subparagraph (c)(i) below;

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            (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Issuer) whose appointment or election by the Board of Directors or nomination for election by the Issuer's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

            (c) there is consummated a merger or consolidation of the Issuer or any direct or indirect Subsidiary of the Issuer with another corporation, other than (i) a merger or consolidation which would result in the voting securities of the Issuer outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Issuer or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Issuer (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Issuer (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Issuer of its Affiliates) representing 35% or more of the combined voting power of the Issuer's then outstanding securities; or

            (d) the stockholders of the Issuer approve a plan of complete liquidation or dissolution of the Issuer or there is consummated an agreement for the sale or disposition by the Issuer of all or substantially all of the Issuer's assets, other than a sale or disposition by the Issuer of all or substantially all of the Issuer's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Issuer in substantially the same proportions as their ownership of the Issuer immediately prior to such sale.

         8.8 "Code" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.

         8.9 "Committee" has the meaning defined in the Plan.


         8.10 "Company" has the meaning defined in the Preamble above.


         8.11 "Date of Grant" has the meaning defined in the Preamble above.


         8.12 "Disability" has the meaning defined in Code Section 22(e)(3).


         8.13 "Exchange Act" means the Securities Exchange Act of 1934, as heretofore and hereafter amended.


         8.14 "Executive" has the meaning defined in the Preamble above.


         8.15 "Fair Market Value" means the last sales price per share of Stock as reported on the New York Stock Exchange prior to the Date of Grant (or other date on which such valuation is made) or if no price has been so reported within one week prior to the Date of Grant (or other date on which such valuation is made), fair market value shall be determined by a principal market maker for the Stock designated by the Committee (or if no such market maker is designated, by the Board in its good faith business judgment).

         8.16 "Family" means the Participant's: (i) spouse and lineal descendants of such spouse; (ii) lineal descendants and the spouses of such lineal descendants: (iii) lineal ancestors and the spouses of such lineal ancestors; and (iv) siblings and the spouses and children of such siblings.


         8.16 "Issuer" has the meaning defined in the Preamble above.


         8.17 "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Issuer or any of its Subsidiaries, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Issuer or any of its Affiliates, (c) an underwriter temporarily holding securities pursuant to an offering of such securities and (d) a corporation owned, directly or indirectly, by the stockholders of the Issuer in substantially the same proportions as their ownership of stock of the Issuer.

         8.18 "Plan" has the meaning defined in Section 1 above.


         8.19 "Restricted Stock Award" has the meaning defined in Section 1 above.


         8.20 "Retirement" means the actual cessation of the Executive's Services on or after the date that he attains age 62.


         8.21 "Service" means the performance of work for the Company or a Subsidiary as an employee.


         8.22 "Stock" has the meaning defined in the Plan.


         8.23 "Subsidiary" has the meaning defined in Code Section 424(f).


         8.24 "Vesting Period" has the meaning defined in Section 2.2 above.


9.       Amendments.

         Any amendment to this Agreement, or waiver of any terms hereof, may be made only pursuant to a writing executed by the Issuer and the Executive.

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         IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as of the date first appearing above.

                                             EXECUTIVE

                                             -----------------------------------
                                             Signature

                                             Address of Executive:

                                             -----------------------------------

                                             -----------------------------------


                                             NEW ENGLAND BUSINESS SERVICE, INC.


CORPORATE SEAL                               By:________________________________
                                                Name:
                                                Title:


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